Exhibit 10.3

JOINDER TO LIMITED LIABILITY COMPANY AGREEMENT

This Joinder to Limited Liability Company Agreement (this “Joinder Agreement”), dated as of March 1, 2021, is by and between DASH Medical Holdings, LLC, a Delaware limited liability company (the “Company”) and the undersigned Unitholder of the Company (the “Investor”). Capitalized terms used in this Joinder Agreement without definition shall have the meanings assigned to them in the Limited Liability Company Agreement of the Company dated effective on or about March 1, 2021, as may be amended from time to time in accordance with the terms thereof (the “LLC Agreement”).

RECITALS

WHEREAS, the Investor subscribed for and purchased that certain number of Class A Units of the Company (the “Subject Units”) pursuant to the Investor’s Subscription Agreement previously executed and delivered to the Company; and

WHEREAS, the Investor has agreed, as condition to the Company’s acceptance of the Investor’s subscription and purchase of the Subject Units, to be bound by the provisions of the LLC Agreement with respect to the Subject Units and any Units hereafter acquired of any class or series, and the Investor desires to set forth its understanding in that regard in this Joinder Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual covenants set forth herein, the Investor and the Company hereby agree as follows:

1.	Investor Bound by LLC Agreement. By execution of this Joinder Agreement, the Investor hereby agrees, expressly for the benefit of the Investor, the Company and the Company’s other Members and Permitted Transferees existing from time to time, with respect to the Subject Units and any and all other Units hereafter acquired of any class or series, that (i) the Investor has received and reviewed a copy of the LLC Agreement, and (ii) the Investor shall, by execution of this Joinder Agreement and without any further notice or action of any kind, become a party to the LLC Agreement and thereby irrevocably bound by the provisions thereof to the same extent as if the Investor had been an original signatory thereto.

2.	Entire Agreement; Amendment. This Joinder Agreement and the LLC Agreement constitute the entire agreement between the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings between the parties with respect to such subject matter. This Joinder Agreement may not be modified, amended, altered or supplemented except by an agreement in writing executed by both parties hereto.

3.	Successors and Assigns. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their Permitted Transferees, but no party to this Joinder Agreement may assign this Joinder Agreement or any of his, her or its right, interests or obligations hereunder without the consent of the other parties hereto.

4.	Governing Law. This Joinder Agreement and the rights of the parties hereunder shall in all respects be governed by and interpreted, construed and determined in accordance with the internal laws of the State of Delaware, without regard to the conflicts of law principles thereof.

5.	Severability. The parties agree that if any provision of this Joinder Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provision deleted, and the rights and obligations of the parties shall be construed and enforced accordingly.

6.	Counterparts. This Joinder Agreement may be executed in one or more counterparts, all of which shall be considered but one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party. A facsimile, portable document format (.pdf) or other electronic signature of this Agreement shall be as effective as an original.

[Signatures follow.]

IN WITNESS WHEREOF, the undersigned have caused this Joinder to LLC Agreement to be effective as of the date first written above.

INVESTOR:

If an individual, sign here:	If an entity, sign here:

B. Riley Principal Investments, LLC
Signature of Individual	Print Name of Entity
Print Name:
	By:	/s/ Phillip J. Ahn
	Print Name:	Phillip J. Ahn
	Title:	CFO

COMPANY:

DASH MEDICAL HOLDINGS, LLC

By:	/s/ Joseph Kubicek
Name:	Joseph Kubicek
Title:	Authorized Representative

By:	/s/ Randy Paulson
Name:	Randy Paulson
Title:	Authorized Representative